Exhibit 10.1

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

This FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (“First Amendment”) is effective this 2nd day of February 2021 by and between Brixmor Property Group Inc. (the “Company”) and James Taylor (“Executive”).

WHEREAS, Executive and the Company entered into an Employment Agreement dated April 12, 2016 (the “Employment Agreement”);

WHEREAS, Executive and the Company desire Executive’s continued employment with the Company under certain amended terms and conditions as set forth herein; and

WHEREAS, the parties now desire to amend the Employment Agreement accordingly.

NOW, THEREFORE, in consideration of the premises above, the parties hereto agree as follows:

1.Section 1 of the Employment Agreement is hereby amended such that the Employment Term (as defined in the Employment Agreement) shall now end on May 20, 2026.

2.Section 3(a) of the Employment Agreement is hereby amended by replacing the figure $800,000 with the figure $1,000,000 in both places where such figure appears in Section 3(a).

3.Section 3(b) of the Employment Agreement is hereby amended by replacing the figure 100% with the figure 131.25%, the figure 125% with the figure 175% and the figure 200% with the figure 225%.

4.The last sentence of Section 3(e) of the Employment Agreement is hereby amended by replacing “2017” with “2021” and the figure $3,000,000 with the phrase “not less than $4,000,000”.

5.Except as otherwise provided herein, all other provisions of the Employment Agreement shall remain in effect.

6.This Amendment and the Employment Agreement (other than as amended above) constitute the entire agreement between the parties on the subject of Executive’s employment with the Company.

7.This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles thereof.

8.This Amendment may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment.

BRIXMOR PROPERTY GROUP INC.

/s/ Steven F. Siegel
By: Steven F. Siegel
Title: Executive Vice President

EXECUTIVE

/s/ James Taylor
James Taylor